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                                                                   EXHIBIT 99.01



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: August 14, 2002                   /s/  Jerry Dauderman
                                         --------------------------------------
                                         Jerry Dauderman
                                         Chairman of the Board and
                                         Chief Executive Officer


Dated: August 14, 2002                   /s/ Michael L. Armstrong
                                         --------------------------------------
                                         Michael L. Armstrong
                                         Executive Vice President and
                                         Chief Financial Officer